SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 20, 2013

KENERGY SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

New Jersey	333-120507	20-1862816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

56 Junction Road Flemington, New Jersey	08822
(Address of principal executive offices)	(Zip Code)

908-788-0077

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

An Amendment to the Certificate of Incorporation of Kenergy Scientific, Inc. was authorized by the unanimous written consent of the Board of Directors on April 1, 2013 and adopted by the shareholders through written consent in lieu of meeting of a majority of the voting common stock shares of the Corporation on April 1, 2013, pursuant to the New Jersey Business Corporation Act of the State of New Jersey (the Corporation Law).

This Amendment to the Certificate of Incorporation effects the change to Article III Class A Common Stock Shares whereby the number of authorized Class A Common Stock Shares shall be increased from Four Billion (4,000,000,000) shares to Ten Billion (10,000,000,000) shares.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to the Certificate of Incorporation dated June 4,2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENERGY SCIENTIFIC, INC.

Dated: June 20, 2013	By:	/s/	Kenneth P. Glynn
Kenneth P. Glynn
Chief Executive Officer

Exhibit 3.1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

OF

KENERGY SCIENTIFIC, INC.

KENERGY SCIENTIFIC, INC., formerly SpeechSwitch Corp., a corporation organized and existing under the laws of the State of New Jersey (the “Corporation”), hereby certifies as follows:

1.                  The name of the corporation is now KENERGY SCIENTIFIC, INC. changed by properly filed and approved Amendment from its original name, SpeechSwitch Corp., on May 5, 2011. The Amended and Restated Certificate of Incorporation of the original Corporation (SpeechSwitch Corp.) was filed by the New Jersey Treasurer on January 10, 2005.

2.                  This Amendment to the Certificate of Incorporation herein certified was authorized by the unanimous written consent of the Board of Directors on April 1, 2013 and adopted by the shareholders through written consent in lieu of meeting of a majority of the voting common stock shares of the Corporation on April 1, 2013, pursuant to the New Jersey Business Corporation Act of the State of New Jersey (the Corporation Law).

3.                  The Amendment to the Certificate of Incorporation herein certified effects the change to Article III Class A Common Stock Shares whereby the number of authorized Class A Common Stock Shares shall be increased from Six Hundred Twenty Five Million (625,000,000) to Four Billion (4,000,000,000) shares to Ten Billion (10,000,000,000) shares. Prior to this Amendment, there were 4,000,000,000 Class A common stock shares authorized, of which 2,491,709,429 have been issued. To accomplish the foregoing amendment, the first paragraph of Article III Capital Stock shall be deleted in its entirety and replaced with the following:

“The aggregate number of shares which the Corporation shall have authority to issue is 10,071,000,000 shares of common stock and preferred stock. The stock of this corporation shall be divided into four classes consisting of:

Class A Common Stock 10,000,000,000 shares authorized no par value per share

Class B Common Stock 50,000,000 shares authorized, $.01 par value per share

Class C Common Stock 20,000,000 shares authorized, $.01par value per share

Preferred Stock 1,000,000 shares authorized, $1 par value per share.

The effective date of this amendment shall be June 17, 2013.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment of the Certificate of Incorporation to be executed by a duly authorized officer on April 1, 2013.

By:	/s/	Kenneth P. Glynn
Kenneth P. Glynn
President and Chief Executive Officer